UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 ___________________

FORM 8-K

___________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 23, 2013
(Date of earliest event reported)

NOVELOS THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-119366	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Gateway Center, Suite 504
Newton, MA 02458
(Address of principal executive offices)

(617) 244-1616
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

A copy of a slide presentation dated May 23, 2013, which provides an overview of our products and which we are making publicly available on our website, is furnished as Exhibit 99.1 and is incorporated by reference in this Item.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Title

99.1	Novelos Therapeutics, Inc. Slide Presentation dated May 23, 2013

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2013	NOVELOS THERAPEUTICS, INC.

	By:	/s/ Harry S. Palmin
Name: Harry S. Palmin
Title: President and Chief Executive Officer

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EXHIBIT INDEX

Number	Title

99.1	Novelos Therapeutics, Inc. Slide Presentation dated May 23, 2013

4